IDT Corporation

LD Micro Main Event XII

December 10-11, 2019

PREFACE · **Forward-Looking Statements**



All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

IDT · Financial Overview

IDT Corporation

Industries	**Telecom; Transaction and Payment Services**
Ticker	**NYSE: IDT**
Stock Price (At close on 12/6/2019)	**$6.80**
Shares Outstanding (As of 12/6/2019)	**26.5 MM**
Market Cap (At close on 12/6/2019)	**$180 MM**
Cash and Marketable Securities (As of 10/31/2019)	**$78 MM**
Revenue (TTM) (Twelve months ended 10/31/2019)	**$1,387 MM**
Income from Operations (TTM) (Twelve months ended 10/31/2019)	**$(3) MM**
Adjusted EBITDA (TTM) (Twelve months ended 10/31/2019)	**$31 MM**
CapEx (TTM) (Twelve months ended 10/31/2019)	**$18 MM**

IDT · Commitment to Value Creation

IDT Spin-Offs

RAFAEL Holdings, Inc.	NYSE: RFL ~ $320 MM (2018)
ZEDGE	NYSE American: ZDGE ~ $18 MM (2016)
STRAIGHTPATH	Straight Path Communications (2015) Sold to Verizon - $3,100 MM (2018)
Genie Energy	NYSE: GNE ~ $224 MM (2011)
IDW MEDIA HOLDINGS	OTC: IDWM ~ $77 MM (2009)

Market capitalizations at market close on December 6, 2019

IDT · Overview



Core Offerings

- Global leader in international long-distance calling services
- North American leader in value transfer via mobile networks (Mobile Top-Up)
- Robust cash flow generation

New Businesses

- Significantly higher margins
- Huge upside potential
- Leverages core assets

Financial Strength

- $78MM in cash and marketable securities*
- No debt
- $150MM+ in NOL's

*At October 31, 2019. Includes cash, cash equivalents, debt securities and current equity investments

CORE · Key Offerings

A Market Leader in International Long Distance Calling and Mobile Top-Up

BOSS REVOLUTION®	IDT Carrier Services	IDT Mobile Top-Up
International calling serving ~3MM customers in the USA	Terminates and manages international traffic for telecoms globally	U.S. customers can recharge mobile accounts in 90+ countries
$483 MM	**$485 MM**	**$283 MM**

Core Annual Revenue = $1.3 billion

Revenue for the twelve months ended October 31, 2019

IDT · Rotation to Higher Margin New Businesses

(in millions)

July 31 Fiscal Year End

	Core & Corporate Overhead				New Businesses			
	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal Q120 Annualized	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal Q120 Annualized
Revenue	$1,481.2	$1,506.9	$1,355.3	$1,292.9	$18.3	$29.9	$53.9	$68.1
Revenue less Direct Costs	218.4	217.6	201.7	197.0	5.4	13.2	33.4	46.1
Revenue less Direct Costs %	*14.7%*	*14.4%*	*14.9%*	*15.2%*	*29.3%*	*44.3%*	*62.0%*	*67.8%*
SG&A	163.8	164.0	145.9	145.9	24.3	37.1	58.5	68.0
Adjusted EBITDA*	54.6	53.7	55.9	51.1	(18.9)	(23.9)	(25.1)	(21.9)
Capex	17.3	15.6	11.7	6.8	4.0	4.5	7.0	8.6
Adjusted Free Cash Flow	**$37.4**	**$38.1**	**$44.2**	**$44.3**	**($22.9)**	**($28.4)**	**($32.0)**	**($30.5)**

Fiscal 2018 excludes $9.5MM in one-time deferred revenue adjustments

Excludes Working Capital Movements

Fiscal 2017 and Fiscal 2018 exclude Rafael Spin-off

*This is a Non-GAAP metric. Please see reconciliation later in this presentation for the reconciliation to the nearest corresponding GAAP result.

NEW BUSINESSES · **net2phone UCaaS**

Cloud Communications Solutions for Business
Converged Across Channels & Devices


Analytics
WebRTC
Mobile App
Full Featured Desk Phone

NEW BUSINESSES · net2phone UCaaS

$28 MM ARR	87% Subscription Revenue Growth	112,000 seats



Current markets

net2phone

Strategic Focus on Growth Opportunities in Latin America

- Large, highly fragmented markets without clear leaders
- Lower rates of UCaaS adoption
- Earlier in technology demand cycle
- Lower average acquisition costs

Deploying Proprietary Platform

- Advanced feature sets to access upmarket segments
- Leverages IDT's global technology assets
- Enables full control of product development roadmap

ARR - Annual recurring subscription revenue run-rate based on three months ended October 31, 2019.. Revenue growth 1Q20/1Q19. Seat count at October 31, 2019

NEW BUSINESSES · **net2phone UCaaS - Model**

(in 000s)
Non-GAAP
July 31 Fiscal Year End

	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023
Subscription Revenue	**$32,439**	**$48,208**	**$64,195**	**$80,191**
Variable Subscription Costs	18,452	26,072	34,718	43,369
Variable Subscription Profit	**13,987**	**22,136**	**29,477**	**36,822**
Variable Subscription Margin	*43.1%*	*45.9%*	*45.9%*	*45.9%*
Operating Overhead	12,973	13,530	14,129	14,773
Operating Profit	**1,014**	**8,606**	**15,348**	**22,049**
Operating Margin	*20.2%*	*29.4%*	*32.5%*	*34.4%*
Customer Acquisition Costs	21,222	21,222	21,222	21,222
Cash Investment	**($20,209)**	**($12,617)**	**($5,875)**	**$827**

Excludes Working Capital Movements

NEW BUSINESSES · **National Retail Solutions**

POS Terminals Operated by Retailers Provide Multiple Revenue Streams

SaaS Fees

Retailers pay a recurring software subscription fee

Payment Processing

NRS PAY, an integrated payment processing solution



NRS PAY
ADVERTISE WITH US
THOUSANDS
MILLIONS
CALL NOW 1-844-NRS-MEDIA

Digital Out-of-Home Advertising

Digital out of home (DOOH) advertising platform through customer-facing screens and additional in app ads

Data Analytics

Data analytic companies, CPGs and distributors purchase transaction data

Marketplace Services

Commissions from app-based consumer purchases and retailer inventory purchases

NEW BUSINESSES · **National Retail Solutions**

$9MM Annual Revenue	**93% Revenue Growth**	**8,200 Retailers**



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- Empowers independent retailers with networked point-of-sale (POS) terminals, apps and services that significantly enhance competitiveness
- Enables consumers to pay in-app, redeem coupons, earn rewards and order in advance or for delivery at local retailers
- Addressable market of 200k+ independent retailers including 35k+ BOSS Revolution retailers
- Platform growth: Adding 750 to 1,000 retailers per quarter



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Annual revenue based on three months run-rate ended October 31, 2019. Revenue growth - 1Q20/1Q19. Active retailers at October 31, 2019

IDT

NEW BUSINESSES · **National Retail Solutions - Model**

(in 000s)

Non-GAAP

July 31 Fiscal Year End

	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023
SaaS Fees & Payment Processing	$3,963	$7,465	$10,778	$14,709
DOOH Advertising & Data Analytics	3,137	4,973	8,023	12,073
Point-of-Sale Equipment	2,653	2,889	3,164	3,440
Total Revenue	**9,753**	**15,327**	**21,966**	**30,222**
Costs	14,125	16,002	18,142	21,445
Cash Investment	**($4,372)**	**($674)**	**$3,823**	**$8,776**

Excludes Working Capital Movements

NEW BUSINESSES · **BOSS Revolution Money Transfer**

$30MM Annual Revenue	**56% Revenue Growth**	**4.7 MM Transactions / Year**

BOSS REVOLUTION MONEY

- Customers in US, primarily immigrants, remit cash overseas
- Addressable market: Annual remittances from the US ~ $68 billion
- Origination network:
  - DtoC: Money App (8K reviews on Apple's App Store with 4.7/5 rating)
  - Retail: Currently 700+ agents. Potential for expansion to thousands of BOSS Revolution retailers
- Payout network:
  - 56 countries - 315k+ payout locations - 15 mobile wallet networks
  - Adding more countries and in-country partnerships

Under Construction: Neobanking initiative with greenfield platform for underbanked

Annual revenue based on three months run-rate ended October 31, 2019   Transaction rate based on month ended October 31, 2019

NEW BUSINESSES · **BOSS Revolution Money Transfer - Model**

(in 000s)

Non-GAAP

July 31 Fiscal Year End

	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023
Revenue	$32,310	$43,816	$57,259	$74,377
Gross Profit	17,613	23,466	29,807	37,452
Gross Profit Margin %	*54.5%*	*53.6%*	*52.1%*	*50.4%*
Costs	22,540	25,587	28,325	31,825
Cash Investment	**($4,928)**	**($2,121)**	**$1,482**	**$5,627**

Excludes Working Capital Movements

IDT· Pace of Value Creation is Accelerating

(in 000s)
Non-GAAP
July 31 Fiscal Year End

	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023
net2phone UCaaS	($20,209)	($12,617)	($5,875)	$827
Money Transfer	(4,928)	(2,121)	1,482	5,627
National Retail Solutions	(4,372)	(674)	3,823	8,776
New Businesses Cash Investment	**($29,508)**	**($15,412)**	**($569)**	**$15,230**
Core & Corporate Overhead Cash Generation	**$44,000**	**$42,000**	**$40,000**	**$38,000**
Total IDT	**$14,492**	**$26,588**	**$39,431**	**$53,230**

Excludes Working Capital Movements

FINANCIALS

Balance Sheet
P&L
Non-GAAP Reconciliation

Balance Sheet

As of October 31, 2019

(USD in millions)

Assets		Liabilities and Equity	
Cash and cash equivalents	62.2	Accounts payable	37.2
Restricted cash and cash equivalents	190.2	Accrued Expenses	121.1
Debt securities	9.9	Deferred revenue	40.7
Equity Investments	5.7	Customer Deposits	188.3
Trade accounts receivable, net	51.0	Other current liabilities	9.2
Prepaid expenses	27.8	**Total current liabilities**	**396.4**
Other current assets	27.0		
Total current assets	**373.7**		
Plant, property and equipment	32.9	Operating lease liabilities	9.3
Goodwill	11.2	Other liabilities	0.1
Intangibles	4.1	**Total liabilities**	**406.7**
Equity investments	9.3		
Operating lease right-of-use assets	11.6		
Deferred income tax assets, net	4.1	Shareholders' equity	55.2
Other Assets	12.1	Non-controlling interests	(2.8)
Total assets	**459.0**	**Total liabilities & equity**	**459.0**

FINANCIALS · P&L

Profit & Loss

(USD in millions, except EPS)	Quarterly					Annual			
	1Q FY 2019	2Q FY 2019	3Q FY 2019	4Q FY 2019	1Q FY 2020	FY 2017	FY 2018	FY 2019	TTM*
Revenue	362.3	349.5	341.3	356.1	340.2	1,501.7	1,547.5	1,409.2	1,387.1
Direct cost of revenue	304.7	291.2	282.8	295.4	279.5	1,275.7	1,306.0	1,174.0	1,148.8
Direct cost %	*84.1%*	*83.3%*	*82.9%*	*82.9%*	*82.1%*	*84.9%*	*84.4%*	*83.3%*	*82.8%*
SG&A	50.6	50.9	49.5	53.4	53.5	188.3	203.3	204.4	207.3
SG&A %	*14.0%*	*14.6%*	*14.5%*	*15.0%*	*15.7%*	*12.5%*	*13.1%*	*14.5%*	*14.9%*
Income (loss) from operation	0.2	(0.5)	0.4	(1.2)	(1.4)	5.5	8.4	(1.0)	(2.6)
Adjusted EBITDA	7.1	7.4	8.9	7.4	7.3	37.7	38.2	30.8	31.0
Income (loss) per share**	(0.10)	(0.05)	0.08	0.06	(0.06)	0.35	0.17	0.01	0.03

**Twelve months ended October 31, 2019*

*** EPS fully diluted*

FINANCIALS · **Non-GAAP Reconciliation**

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA which is a non-GAAP measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA is a measure that provide useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA as well as the GAAP measures income (loss) from operations and net income, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense and other operating losses, and subtract other operating gains.

These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2019 periods.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

(continued on next page)

FINANCIALS · **Non-GAAP Reconciliation**

Severance expense is also excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Other operating gains (losses), which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA.. Other operating gains (losses) is excluded from the calculation of Adjusted EBITDA. From time-to-time, IDT may incur costs related to non-routine legal and regulatory matters. IDT does not believe the gains or losses from non-routine legal and regulatory matters are components of IDT's core operating results.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations and cash flow from operating activities, or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is the reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure for IDT on a consolidated basis.

FINANCIALS · Non-GAAP Reconciliation

Reconciling Adjusted EBITDA to Income (Loss) from Operations

(USD in millions)	Quarterly 1Q FY 2019	2Q FY 2019	3Q FY 2019	4Q FY 2019	1Q FY 2020	Annual FY 2017	FY 2018	FY 2019	TTM*
Adjusted EBITDA	7.1	7.4	8.9	7.4	7.3	37.7	38.2	30.8	31.0
Depreciation & Amortization	(5.6)	(5.8)	(5.5)	(5.8)	(5.3)	(21.7)	(22.8)	(22.6)	(22.3)
Severance	0.0	0.0	(0.6)	(0.9)	(0.6)	0.0	(4.6)	(1.5)	(2.1)
Other operating losses	(1.3)	(2.1)	(2.4)	(1.9)	(2.8)	(10.5)	(2.4)	(7.7)	(9.2)
Income (loss) from operations	**0.2**	**(0.5)**	**0.4**	**(1.2)**	**(1.4)**	**5.5**	**8.4**	**(1.0)**	**(2.6)**

** Twelve months ended October 31, 2019*

IDT

Thank you

IDT Investor Relations
520 Broad Street
Newark, NJ 07102
invest@idt.net